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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gene W. Schneider, Michael T. Fries and
J. Timothy Bryan, and each of them, his or her attorneys-in-fact, with full power of substitution, for him or her in any and all capacities, to sign a registration statement to be filed with the Securities and Exchange Commission (the "Commission") on Form S-4 in connection with the registration by UIH Australia/Pacific, Inc., a Colorado corporation (the "Company"), of its 14% Senior Discount Notes due 2006, Series D (the "New Notes") to be exchanged for the Company's existing 14% Senior Discount Notes due 2006, Series C, and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission; and to sign all documents in connection with the qualification and sale of the New Notes with Blue Sky authorities; granting unto said attorneys-in-fact full power and authority to perform any other act on behalf of the undersigned required to be done in the premises, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.


Date: October 30, 1997
                                            /s/ Gene W. Schneider
                                            ------------------------------------
                                            Gene W. Schneider


Date: October 30, 1997
                                            /s/ Michael T. Fries
                                            ------------------------------------
                                            Michael T. Fries


Date:  October 30, 1997
                                            /s/ J. Timothy Bryan
                                            ------------------------------------
                                            J. Timothy Bryan

Date:  October 30, 1997
                                            /s/ Mark L. Schneider
                                            ------------------------------------
                                            Mark L. Schneider


Date:   October 30, 1997                    /s/ Valerie L. Cover
                                            ------------------------------------
                                            Valerie L. Cover